Nexeo Quarterly Earnings Webcast Q3 – FY16 August 9, 2016 Please stand by… We will begin momentarily

Welcome to Nexeo’s Third Quarter of Fiscal Year 2016 Investor Teleconference and Webcast August 9, 2016 10:00 AM Eastern Time 9:00 AM Central Time 2

3 Agenda and Management Introductions 1 INTRODUCTIONS AND SAFE HARBOR 2 BUSINESS COMMENTARY 3 FINANCIAL PERFORMANCE 4 WRAP UP Michael Everett VP, Treasurer, FP&A, Investor Relations David Bradley President & Chief Executive Officer Ross Crane Executive VP & Chief Financial Officer David Bradley President & Chief Executive Officer 5 CLOSING REMARKS Michael EverettVP, Treasurer, FP&A, Investor Relations

Non-GAAP Financial Measures and Safe Harbor 4 Non-GAAP Financial Measures Certain financial measures presented herein, including EBITDA, Adjusted EBITDA, and net debt were derived based on methodologies other than in accordance with generally accepted accounting principles (GAAP). We have included these measures because we believe they are indicative of our operating performance, are used by investors and analysts to evaluate us and can facilitate comparisons across periods. As presented by us, these measures may not be comparable to similarly titled measures reported by other companies. EBITDA, Adjusted EBITDA and net debt should be considered in addition to, not as substitutes for, financial measures presented in accordance with GAAP. For a reconciliation of EBITDA, Adjusted EBITDA and net debt to the nearest GAAP measures, see appendix slides. Safe Harbor Forward Looking Statements: This presentation contains statements related to Nexeo Solutions, Inc.’s (“Nexeo” or the “Company”) future plans and expectations and, as such, includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those statements that are based upon management’s current plans and expectations as opposed to historical and current facts and are often identified in this presentation by use of words including but not limited to “may,” “believe,” “will,” “project,” “expect,” “estimate,” “anticipate,” and “plan.” Although the forward-looking statements contained in this presentation reflect management’s current assumptions based upon information currently available to management and based upon that which management believes to be reasonable assumptions, the Company cannot be certain that actual results will be consistent with these forward-looking statements. Forward- looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause the Company’s actual results, performance prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things: the Company’s ability to achieve projected cost savings; consolidation of the Company’s competitors; increased costs of products the Company purchases and its ability to pass on cost increases to its customers; disruptions to the supply of chemicals and plastics that the Company distributes or in the operations of the Company’s customers; the Company’s significant working capital requirements and the risks associated with maintaining large inventories; any disruptions to the Company’s ERP system; the Company’s ability to meet the demands of the Company’s customers on a timely basis; risks and costs related with operating as a stand-alone company; risks related to the Company’s supplier and customer contracts; risks related to the Company’s substantial indebtedness; changes in state, federal or foreign laws affecting the industries in which we operate; the Company’s ability to comply with any new and existing environmental and other laws and regulations; and general business and economic trends in the United States and other countries, including uncertainty as to changes and trends. Our future results will depend upon various other risks and uncertainties, including the risks and uncertainties discussed in our SEC filings, including in the sections entitled “Risk Factors” in such SEC filings. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Ongoing Disclosure: The Company does not intend to provide all information enclosed herein on an ongoing basis.

Business Commentary David Bradley President and Chief Executive Officer 5

Fiscal Third Quarter Operating Overview 6  Merger completed June 9, 2016(1)  Revenue down 13% driven by continued deflationary pricing and weak industrial demand  Gross profit margin up 40 bps excluding merger-related costs  Net income affected by transaction costs and purchase price accounting  Adjusted EBITDA margin improved 70 bps  Productivity initiatives ahead of expectations  Stagnant pricing environment results in gross profit compression (1) As a result of the business combination, the Company’s financial information for the quarter is split into successor and predecessor periods (2) West Texas Intermediate crude oil spot prices sourced from U.S. Energy Information Administration Average Selling Prices Total ASP WTI Crude Oil(2)

Financial Performance Ross Crane Chief Financial Officer 7

Successor Predecessor Predecessor 3 Months Ended Jun-16 April 1 Through June 8, 2016 3 Months Ended Jun-15 Q3-FY16 Q3-FY16 Q3-FY15 Sales and operating revenues 214.3$ 650.2$ 988.8$ Cost of sales and operating expenses 195.5 574.8 877.5 Gross profit 18.8 75.4 111.3 Gross profit margin 8.8% 11.6% 11.3% Selling, general and administrative expenses 19.1 57.5 82.9 Transaction related costs 15.9 26.1 - Change in fair value related to contingent consideration (2.3) - - Operating income (loss) (13.9) (8.2) 28.4 Other income - 0.3 8.4 Interest expense, net (2.9) (11.2) (16.2) Income (loss) before income taxes (16.8) (19.1) 20.6 Income tax expense (benefit) (1.3) 1.1 1.8 Net income (loss) (15.5)$ (20.2)$ 18.8$ Adjusted EBITDA 14.5$ 32.3$ 54.4$ Adjusted EBITDA % of sales 6.8% 5.0% 5.5% P&L Summary: Year-over-Year Comparison 8 (1) Includes $7.3 million related to the step up in inventory and additional depreciation expense (2) Includes $0.8 million for D&A expense for intangible items related to the transaction as well as $0.2 million for administrative expenses incurred prior to the closing of the merger (3) Adjusted EBITDA is a non-GAAP measure. See appendix slides for a reconciliation of adjusted EBITDA to net income (1) (2)  Revenue down 13%  Volumes down 4%  Average selling prices down 10%  Gross profit margin up 40 bps, excluding impact of inventory step up and additional depreciation expense totaling $7.3 million  SG&A improved 9%, excluding $1.0 million merger related expenses  Total transaction costs of $51 million with $42 million in the 3rd fiscal quarter of 2016  Excluding CSD escrow settlement of $8 million in prior year, adjusted EBITDA up 1% and adjusted EBITDA margin up 70bps (3)

Segment Revenue and Gross Profit: Year over Year Comparison 9  Chemicals Revenue down 19% • Average selling prices down 15% • Volumes down 5%  Excluding $3.2 million in the successor period for step up in inventory and additional depreciation expense, gross profit is down 14% • Excluding the merger-related items, gross profit margin improved 70 bps  Plastics Revenue down 8% • Average selling prices down 6% • Volumes down 2%  Excluding $4.1 million in the successor period for step up in inventory and additional depreciation expense, gross profit is down 4% • Excluding the merger-related items, gross profit margin improved 40 bps Successor Predecessor Predecessor Plastics 3 Months EndedJun-16 April 1 Through June 8, 2016 3 Months Ended Jun-15 Q3-FY16 Q3-FY16 Q3-FY15 (Dollars in millions) Sales and ope ating revenues 109.9 329.8 477.4 Gross profit 6.7 32.2 44.8 Gross profit % 6.1% 9.8% 9.4% Successor Predecessor Predecessor Chemicals 3 Months EndedJun-16 April 1 Through June 8, 2016 3 Months Ended Jun-15 Q3-FY16 Q3-FY16 Q3-FY15 (Dollars in millions) Sales and ope ating revenues 94.2 298.7 482.6 Gross profit 9.6 38.8 59.9 Gross profit % 10.2% 13.0% 12.4%

$543.3 $483.2 $483.8 13.0% 13.4% 13.9% Q3-FY15 Q2-FY16 Q3-FY16 Working Capital(3) ($ millions) Working Capital Working Capital % LTM Sales $852.3 $786.0 $792.0 Q3-FY15 Q2-FY16 Q3-FY16 Net Debt(2) ($ millions) $89.0 $59.7 $38.6 Q3-FY15 Q2-FY16 Q3-FY16 Cash ($ millions) $941.3 $845.7 $830.6 Q3-FY15 Q2-FY16 Q3-FY16 Total Debt ($ millions) Key Balance Sheet Metrics 10 (1) Q3-YF16 total debt includes a reduction of $18.4 million for debt issuance costs in accordance with the adoption of ASU No. 2015-03 and ASU No. 2015-15 (2) Net debt defined as long-term debt and capital lease obligations, less current portion, net plus short-term borrowings and current portion of long-term debt and capital lease obligations less cash and cash equivalents. Please see appendix for a reconciliation of net debt (3) Working capital is calculated as accounts receivable plus inventory less accounts payable (4) Q3-YF16 working capital includes a fair value adjustment increasing inventory by $6.9 million (1) (4) (1)

$152 $157 $151 $162 $176 $184 $189 $182 $885 $982 $906 $852 $808 $808 $786 $792 9/30/2014 12/31/2014 3/31/2015 6/30/2015 9/30/2015 12/31/2015 3/31/2016 6/30/2016 LTM Adjusted EBITDA ($M) Net Debt ($M) LTM Adjusted EBITDA, Net Debt & Leverage(1) 5.8x 6.3x 6.0x 5.3x 4.6x 11 (1) Prior periods adjusted to reflect the impact of discontinued operations (2) Adjusted EBITDA and net debt are non-GAAP measure. See appendix slides for a reconciliation (3) Q3-FY16 net debt includes a reduction of $18.4 million for debt issuance costs in accordance with the adoption of ASU No. 2015-03 and ASU No. 2015-15. Net debt is defined as long-term debt and capital lease obligations, less current portion, net plus short-term borrowings and current portion of long-term debt and capital lease obligations less cash and cash equivalents. See reconciliation of net debt in the appendix 4.4x 4.4x4.2xLeverage (2) (3)

Closing Remarks David Bradley President and Chief Executive Officer 12

Full Year Adjusted EBITDA(1) Guidance 13 Predecessor Predecessor Predecessor Successor Estimated Estimated Estimated (in millions) 3 Months Ended Dec-15 3 Months Ended Mar-16 3 Months Ended Jun-16 (2) 3 Months Ended Jun-16 (3) 3 Months Ended Sep-16 12 Months Ended Sep-16 12 Months Ended Sep-17 Q1-FY16 Q2-FY16 Q3-FY16 Q3-FY16 Q4-FY16 FY 2016 FY 2017 Net income (loss) 4 2 (20) (16) 11 - 16 50 - 65 Interest expense, net 16 15 11 3 13 50 Income tax expense (benefit) 1 2 1 (1) 2 28 Depreciation and amortization 14 14 10 4 17 72 EBITDA from continuing operations 35 33 2 (10) 43 - 48 200 - 215 Adjustments (4) 4 8 30 25 - - Adjusted EBITDA 39$ 41$ 32$ 15$ $43 - $48 $170 - $175 $200 - $215 (1) Adjusted EBITDA is a non-GAAP measure. See appendix slides for a reconciliation of adjusted EBITDA to net income (2) Includes 69 days of operating activities (3) Includes 22 days of the acquired business’ operating activities (4) For additional detail regarding adjustments, please see adjusted EBITDA reconciliation slide in appendix

QUESTION & ANSWER SESSION To ask a question live over the phone please press * then the number 1 on your telephone keypad to queue our operator. 14

THANK YOU FOR ATTENDING. We look forward to hosting you next quarter! Closing Remarks Please feel free to contact Nexeo’s Investor Relations Personnel at: Investor.relations@nexeosolutions.com 281-297-0856 15

APPENDIX 16

Adjusted EBITDA Reconciliation

Nexeo Solutions, Inc.
Adjusted EBITDA Reconciliation
(in millions)

	Predecessor					Successor		
	Q3-FY15	Q4-FY15	Q1-FY16	Q2-FY16	Q3-FY16[6]	Q1-FY16[7]	Q2-FY16[7]	Q3-FY16[8]
Net income (loss)	$ 18.8	$ 9.7	$ 4.3	$ 2.1	$ (20.2)	$ (0.1)	$ (1.5)	$ (15.5)
Net (income) loss from discontinued operations	-	-	-	(0.1)	-	-	-	-
Interest expense, net	16.2	15.9	15.6	15.4	11.2	(0.2)	(0.4)	2.9
Income tax expense (benefit)	1.8	1.2	1.3	1.8	1.1	-	-	(1.3)
Depreciation and amortization	13.1	13.1	13.6	13.8	10.3	-	-	4.3
EBITDA from continuing operations	**49.9**	**39.9**	**34.8**	**33.0**	**2.4**	**(0.3)**	**(1.9)**	**(9.6)**
Management add-backs [1]	2.6	2.9	1.6	1.3	1.9	-	0.1	0.6
FY 2015 special one-time compensation incentives [2]	-	8.9	-	-	-	-	-	-
Foreign exchange (gains) losses, net [3]	0.4	1.3	0.5	(0.3)	1.3	-	-	0.4
Management fees [4]	1.3	1.1	0.9	0.8	0.5	-	-	-
Compensation expense related to management equity plan (non-cash)	0.3	0.3	0.3	0.3	0.1	-	-	0.3
Inventory step up	-	-	-	-	-	-	-	6.9
Transaction and other one-time items [5]	(0.1)	-	1.0	6.3	26.1	0.3	1.8	15.9
Adjusted EBITDA from continuing operations	**$ 54.4**	**$ 54.4**	**$ 39.1**	**$ 41.4**	**$ 32.3**	**$ -**	**$ -**	**$ 14.5**

(1) Management adjustments associated with integration, restructuring and transformational activities
(2) Special one-time compensation incentive approved by the Compensation Committee for fiscal year 2015 performance
(3) Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating company performance and facilitate more meaningful comparisons of performance to other fiscal periods
(4) Management, monitoring, consulting, reimbursable fees and leverage fees, per the agreement with TPG Capital, L.P. In connection with the Business Combination this agreement was terminated
(5) Includes professional and transaction costs related to the Merger, potential acquisitions and other one-time items. Management believes these are primarily one-time adjustments related to the Business Combination
(6) Includes 69 days of operating activities
(7) On June 9, 2016, the Board of Directors approved a change in fiscal year end of the Company from December 31 to September 30. The periods above reflect a September 30 fiscal year end of the Successor
(8) Includes 22 days of the acquired business' operating activities

17

LTM Adjusted EBITDA Reconciliation

nexeo solutions

Nexeo Solutions, Inc.
Adjusted EBITDA Reconciliation
(in millions)

	3/31/2015 LTM	6/30/2015 LTM	9/30/2015 LTM	12/31/2015 LTM	3/31/2016 LTM	6/30/2016 LTM
Net income (loss) attributable to Nexeo Solutions, Inc.	$ 8.3	$ 19.8	$ 20.4	$ 32.2	$ 34.9	$ (21.2)
Net loss attributable to noncontrolling interest	(0.2)	(0.1)	-	-	-	-
Net (income) loss from discontinued operations	(14.6)	(12.5)	0.8	-	(0.1)	(0.1)
Interest expense, net	66.2	65.3	64.7	63.9	63.1	60.4
Income tax expense	5.0	6.0	3.9	6.1	6.1	4.1
Depreciation and amortization	54.4	53.0	52.6	53.3	53.6	55.1
EBITDA from continuing operations	**$ 119.1**	**$ 131.5**	**$ 142.4**	**$ 155.5**	**$ 157.6**	**$ 98.3**
Management add-backs [1]	24.2	21.8	16.2	11.3	8.4	8.4
FY 2015 special one-time compensation incentives [2]	-	-	8.9	8.9	8.9	8.9
Foreign exchange (gains) losses, net [3]	(0.1)	0.7	2.2	1.5	1.9	3.2
Management fees [4]	4.7	4.8	4.7	4.2	4.1	3.3
Compensation expense related to management equity plan (non-cash)	1.0	1.0	1.2	1.2	1.2	1.3
Inventory step up	-	-	-	-	-	6.9
Transaction and other one-time items [5]	1.8	2.2	0.9	1.2	7.2	51.4
Adjusted EBITDA from continuing operations	**$ 150.7**	**$ 162.0**	**$ 176.5**	**$ 183.8**	**$ 189.3**	**$ 181.7**
Adjustments associated with discontinued operations:						
Pretax gain on Composites Sale	15.5	15.5	-	-	-	-
Adjusted EBITDA from discontinued operations [6]	1.0	(2.0)	(1.0)	(0.2)	-	-
Adjusted EBITDA	**$ 167.2**	**$ 175.5**	**$ 175.5**	**$ 183.6**	**$ 189.3**	**$ 181.7**

(1) Management adjustments associated with integration, restructuring and transformational activities
(2) Special one-time compensation incentive approved by the Compensation Committee for fiscal year 2015 performance
(3) Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating company performance and facilitate more meaningful comparisons of performance to other fiscal periods
(4) Management, monitoring, consulting, reimbursable fees and leverage fees, per the agreement with TPG Capital, L.P. In connection with the Business Combination this agreement was terminated
(5) Includes professional and transaction costs related to the Merger, potential acquisitions and other one-time items. Management believes these are primarily one-time adjustments related to the Business Combination
(6) Reflects certain expenses incurred to terminate activity and relationships associated with these operations

18

Net Debt Reconciliation 19 Predecessor Predecessor Predecessor Predecessor Predecessor Predecessor Predecessor Successor (in millions) 3 Months Ended Sep-14 3 Months Ended Dec-14 3 Months Ended Mar-15 3 Months Ended Jun-15 3 Months Ended Sep-15 3 Months Ended Dec-15 3 Months Ended Mar-16 3 Months Ended Jun-16 Q4-FY14 Q1-FY15 Q2-FY15 Q3-FY15 Q4-FY15 Q1-FY16 Q2-FY16 Q3-FY16 Long-term debt and capital lease obligations, less current portion, net 918.4 973.7 911.9 897.6 863.5 825.5 805.0 780.6 Short-term borrowings and current port n of long-term debt and capital lease obligations 54.4 50.0 45.1 43.7 72.4 39.8 40.7 50.0 Total Debt 972.8 1,023.7 957.0 941.3 935.9 865.3 845.7 830.6 Cash and cash equivalents 88.2 41.5 51.4 89.0 127.7 57.8 59.7 38.6 Net Debt 884.6$ 982.2$ 905.6$ 852.3$ 808.2$ 807.5$ 786.0$ 792.0$

Full Year Adjusted EBITDA(1) Guidance 20 Predecessor Predecessor Predecessor Successor Estimated Estimated Estimated (in millions) 3 Months Ended Dec-15 3 Months Ended Mar-16 3 Months Ended Jun-16 (2) 3 Months Ended Jun-16 (3) 3 Months Ended Sep-16 12 Months Ended Sep-16 12 Months Ended Sep-17 Q1-FY16 Q2-FY16 Q3-FY16 Q3-FY16 Q4-FY16 FY 2016 FY 2017 Net income (loss) 4 2 (20) (16) 11 - 16 50 - 65 Interest expense, net 16 15 11 3 13 50 Income tax expense (benefit) 1 2 1 (1) 2 28 Depreciation and amortization 14 14 10 4 17 72 EBITDA from continuing operations 35 33 2 (10) 43 - 48 200 - 215 Adjustments (4) 4 8 30 25 - - Adjusted EBITDA 39$ 41$ 32$ 15$ $43 - $48 $170 - $175 $200 - $215 (1) Adjusted EBITDA is a non-GAAP measure. See appendix slides for a reconciliation of adjusted EBITDA to net income (2) Includes 69 days of operating activities (3) Includes 22 days of the acquired business’ operating activities (4) For additional detail regarding adjustments, please see adjusted EBITDA reconciliation slide in appendix